UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017
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 SEITEL, INC.
(Exact name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-10165 (Commission File Number)	76-0025431 (IRS Employer Identification No.)
10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043
(Address of Principal Executive Offices)
(713) 881-8900
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Amended and Restated Securities Holders Agreement (the “Securities Holders Agreement”) by and among Seitel Holdings, Inc., ValueAct Capital Master Fund, L.P. (“ValueAct”), Centerbridge Capital Partners II, L.P., Centerbridge Capital Partners SBS II, L.P., and the management investors identified therein, dated as of May 23, 2011, provides that while ValueAct maintains a specified Ownership Percentage, as defined therein, ValueAct has the right to designate five directors to the Board of Directors (the “Board”) of Seitel, Inc. (the “Company”). Two of the five ValueAct designees are required to be individuals not employed by or affiliated with ValueAct, any of its Affiliates (as such term is defined in the Securities Holders Agreement), or the Company.
Effective October 23, 2017, the Board appointed Alexander L. Baum as a director. Prior to Mr. Baum’s appointment, four of the existing Board members were designated by ValueAct pursuant to the Securities Holders Agreement, including Ms. Allison Bennington and Messrs. Ryan Birtwell, Jay Golding, and John Jackson. Neither Mr. Golding nor Mr. Jackson are employed by or affiliated with ValueAct, any of its Affiliates or the Company. The appointment of Mr. Baum fills an existing vacancy on the Board resulting from the departure of one of ValueAct’s prior designees, and does not increase the size of the Board, which remains at ten members. For a description of the Securities Holders Agreement, please see the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on May 25, 2011.
Mr. Baum is a Vice President at ValueAct Capital Management, L.P. with a focus on investments in the technology sector. Prior to joining ValueAct Capital Management, L.P. in December 2012, he helped to lead a physics research collaboration between Pomona College, University of Oklahoma, and Gottfried-Wilhelm-Leibniz-Universität.
Except for those transactions reported in the May 25, 2011 Current Report which are hereby incorporated by reference, there are no arrangements or understandings pursuant to which Mr. Baum was appointed to the Board, and there are no transactions between Mr. Baum and the Company or any subsidiary of the Company that are reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL, INC.

Date: October 26, 2017	By:	/s/ Marcia H. Kendrick
Marcia H. Kendrick
Chief Financial Officer